This is filed pursuant to Rule 497(e).

AllianceBernstein Variable Products Series Fund, Inc.
File Nos. 33-18647 and 811-5398.

ALLIANCEBERNSTEIN INVESTMENT
RESEARCH AND MANAGEMENT [LOGO] (SM)


                                      ALLIANCEBERNSTEIN VARIABLE PRODUCTS
                                      SERIES FUND, INC.

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         Supplement dated October 10, 2003 to the Prospectuses
dated May 1, 2003 that offer the Class A and Class B shares of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). This Supplement provides additional information under the heading "Management of the Portfolios" and supersedes certain information relating to the AllianceBernstein Technology Portfolio and the AllianceBernstein Americas Government Income Portfolio under the heading "Management of the Portfolios-Portfolio Managers" in the Prospectuses.

Management of the Portfolios

         Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, has been contacted by the Office of the New York State Attorney General ("NYAG") and the United States Securities and Exchange Commission ("SEC") in connection with their investigation of practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Alliance Capital has been providing full cooperation with respect to these investigations.

         Based on the preliminary results of its own ongoing internal investigation concerning mutual fund transactions, Alliance Capital has identified conflicts of interest in connection with certain market timing transactions. In this regard, Alliance Capital has suspended two of its employees, one of whom had been an officer of the Fund and the portfolio manager of the Fund's AllianceBernstein Technology Portfolio, and the other of whom had been an executive involved in selling Alliance Capital's hedge fund products. Alliance Capital continues to review the facts and circumstances relevant to the SEC's and NYAG's investigations, including whether third parties may have engaged in illegal late trading in the Fund and whether any of its employees knowingly facilitated such late trading. Consistent with the best interests of the Fund and its shareholders, Alliance Capital intends to vigorously pursue its rights, and the rights of the Fund and its shareholders, if it is determined that such trading occurred. At the present time, management of Alliance Capital is unable to estimate the impact, if any, that the outcome of these investigations may have on the Fund or Alliance Capital's results of operations or financial condition.

         Alliance Capital also announced that its Board of Directors authorized a special committee, comprised of the members of Alliance Capital's Audit Committee and the other independent member of the Board, to direct and oversee a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

         On October 2, 2003, a class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint"), was filed in federal district court in the Southern District of New York against Alliance Capital Management Holding L.P.; Alliance Capital; Alliance Capital Management Corporation (collectively, the "Alliance Capital defendants"); a number of AllianceBernstein Funds, not including the Fund; AXA Financial, Inc.; Gerald Malone; Charles Schaffran; Edward J. Stern; Canary Capital Partners, LLC; Canary Investment Management LLC; Canary Capital Partners, Ltd.; and other unnamed defendants. The action, which is brought on behalf of a putative class of all persons who purchased shares in one or more of the defendant mutual funds between October 2, 1998 and September 29, 2003, alleges violations of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Advisors Act of 1940. The principal allegations of the Hindo Complaint are that the Alliance Capital defendants entered into agreements under which certain named and unnamed parties were permitted to engage in late trading and market timing transactions in the defendant funds. According to the Complaint, these agreements were fraudulent and a breach of fiduciary duty to fund shareholders. In addition, plaintiffs allege that the prospectuses for the named AllianceBernstein Funds were false and misleading because they: (i) failed to disclose the existence of these late trading and market timing agreements; and (ii) represented that fund shareholders would be safeguarded against the effects of such agreements. Plaintiffs seek unspecified damages, the rescission of plaintiffs' contracts with Alliance Capital, and recovery of any fees paid in connection therewith. Alliance Capital is evaluating the claims in the Hindo Complaint and intends to vigorously defend against them. At the present time, management of Alliance Capital is unable to estimate the impact, if any, that the outcome of this action may have on Alliance Capital's results of operations or financial condition. On October 8, 2003, a similar complaint was filed in federal district court in the Eastern District of New York in which a number of AllianceBernstein Funds, not including the Fund, are named as nominal defendants. Alliance Capital understands that additional lawsuits that are similar to these lawsuits have been filed, and believes that others may be filed, against Alliance Capital defendants and related parties.

Management of the Portfolios-Portfolio Managers

AllianceBernstein Technology Portfolio

         Effective September 30, 2003, Janet Walsh is the person who is primarily responsible for the day-to-day management of the AllianceBernstein Technology Portfolio. Ms. Walsh is a Senior Vice President of Alliance Capital Management Corporation ("ACMC"), with which she has been associated since prior to 1998.

AllianceBernstein Americas Government Income Portfolio

         Paul J. DeNoon, Douglas J. Peebles and Michael L. Mon are the persons who are primarily responsible for the day-to-day management of the Portfolio. Mr. Peebles and Mr. Mon replace Ivan Rudolph-Shabinsky and Sean Kelleher. Mr. Peebles is a Senior Vice President of ACMC, with which he has been associated since prior to 1998. Mr. Mon is a Vice President of ACMC, with which he has been associated since June 1999. Prior thereto, he was a Portfolio Manager at Brundage, Story and Rose since 1998.

You should retain this Supplement with your prospectus for future reference.

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